UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 16, 2005

First Capital Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

000-30297	59-3532208
(Commission File Number)	(IRS Employer Identification No.)

1891 South 14th Street, Fernandina Beach, Florida	32034
(Address of principal executive offices)	(Zip Code)

(904) 321-0400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On July 16, 2005, Mr. David F. Miller, a director of First Capital Bank Holding Corporation (the “Company”), resigned from his position as director by letter to the Company dated July 13, 2005.  The resignation was effective upon its receipt by the Company.  There were no disagreements between Mr. Miller and the Company that led to Mr. Miller’s resignation.  No successor to Mr. Miller has been elected at this time, and the Company does not anticipate filling the vacancy on the board of directors caused by Mr. Miller’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANK HOLDING CORPORATION

Dated: July 20, 2005	By:	/s/ Timothy S. Ayers
Timothy S. Ayers
Secretary and Treasurer